Exhibit 10.1

AMENDMENT NO. 1 TO THE

REVENUE SHARING AGREEMENT

This AMENDMENT NO. 1 TO THE REVENUE SHARING AGREEMENT is made as of the 16th day of March, 2022, between MAHASER LTD (“Company”) and GBT Technologies, Inc. (“Purchaser”).

WHEREAS, the parties entered into REVENUE SHARING AGREEMENT effective March 1, 2022 (“RSA”).

WHEREAS, the parties desire to amend the RSA to extend the dates for the Purchaser to deliver the consideration set forth in the RSA.

NOW, THEREFORE, the parties agree as follows:

1.	Section 1(a) of the RSA is hereby amended and restated as follows:

(a) Upon the Purchaser generating revenue in excess of $1,000,000 under the RSA, Purchaser shall deliver in cash to Company $100,000 and deliver to Company 1,000,000 shares of GBT Technologies, Inc. common stock which has not been registered and is subject to the SEC Rule 144 holding period.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Agreement as of the date first above written.

Mahaser LTD.

By:
Name: Mo Jacob, Manager

GBT Technologies, INC.

By:
Name: Mansour Khatib, CEO